UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 15, 2023

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(832) 962-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	TELL	NYSE American LLC

8.25% Senior Notes due 2028	TELZ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 15, 2023, Tellurian Inc. (“Tellurian” or the “Company”) closed its previously announced private placement (the “Private Placement”) to an institutional investor (the “Investor”) of (i) $250,000,000 aggregate principal amount of senior secured notes (the “Senior Notes”) pursuant to an indenture dated as of June 3, 2022 (the “Base Indenture”) between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), and an eighth supplemental indenture (the “Eighth Supplemental Indenture”) among the Company, the Trustee and the collateral agent named therein and (ii) $83,334,000 aggregate principal amount of senior secured convertible notes (the “Convertible Notes” and, together with the Senior Notes, the “Notes”) pursuant to the Base Indenture between the Company and the Trustee, and a ninth supplemental indenture (the “Ninth Supplemental Indenture” and, together with the Base Indenture and the Eighth Supplemental Indenture, the “Indentures”), among the Company, the Trustee and the collateral agent named therein. The Company entered into the Eighth Supplemental Indenture and the Ninth Supplemental Indenture on August 15, 2023.

Pursuant to a redemption letter agreement between the Company and the holder of the Prior Convertible Notes (the “Redemption Agreement”), the Company used the net proceeds from the sales of the Notes to partially redeem the $333.3 million aggregate principal amount of 6.00% Senior Secured Convertible Notes due May 1, 2025 (the “Prior Convertible Notes”) governed by the Base Indenture, as supplemented by the first supplemental indenture dated as of June 3, 2022 among the Company, the Trustee, and the collateral agent named therein (the “First Supplemental Indenture”), the second supplemental indenture dated as of July 18, 2022 between the Company and the Trustee (the “Second Supplemental Indenture”), the third supplemental indenture dated as of June 16, 2023 between the Company and the Trustee (the “Third Supplemental Indenture”), the fourth supplemental indenture dated as of June 29, 2023 between the Company and the Trustee (the “Fourth Supplemental Indenture”), the fifth supplemental indenture dated as of July 14, 2023 between the Company and the Trustee (the “Fifth Supplemental Indenture”), the sixth supplemental indenture dated as of July 28, 2023 between the Company and the Trustee (the “Sixth Supplemental Indenture”), and the seventh supplemental indenture dated as of August 6, 2023 between the Company and the Trustee (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Prior Indenture”). On August 15, 2023, pursuant to the terms of the Redemption Agreement, payment of the remaining aggregate principal amount of the Prior Convertible Notes was forgiven, any obligations arising under the Prior Convertible Notes (other than the requirement to pay accrued and unpaid interest on those notes through the date of redemption) were released, and the covenants under the securities purchase agreement dated as of June 1, 2022 between the Company and the investor named therein relating to those notes were terminated.

The terms and conditions of the Indentures and the Notes are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2023.

The foregoing description of the terms and conditions of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indentures and the Notes, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 1.02.

On August 15, 2023, the Prior Indenture, which governs the terms of the Prior Convertible Notes issued by the Company to an institutional investor on June 3, 2022, was satisfied and discharged and ceased to be of further effect with respect to the Prior Convertible Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.02.

The Investor represented that it is an “accredited investor,” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the private placement exemption from the registration requirements of the Securities Act set forth in Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder for purposes of the Private Placement.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 15, 2023, the Investor consented to the satisfaction and discharge with respect to the Prior Convertible Notes. The Investor was the holder of all of the Prior Convertible Notes.

Item 8.01	Other Events.

The information set forth in Item 1.01 is incorporated herein by reference to this Item 8.01.

On August 16, 2023, the Company filed with the SEC a prospectus supplement to the prospectus included in the registration statement on Form S-3ASR (File No. 333-269069) to register the resale by the Investor of up to 68,414,528 shares of Tellurian common stock, consisting of (i) up to 9,629,629 shares of common stock payable as interest on the Senior Notes held by the Investor, (ii) up to 16,049,514 shares of common stock payable as interest on the Convertible Notes held by the Investor, and (iii) up to 42,735,385 shares of common stock issuable upon conversion of the Convertible Notes held by the Investor. In connection with such registration, the Company is filing a legal opinion of Davis Graham & Stubbs LLP as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of June 3, 2022, by and between Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 3, 2022)
4.2	Eighth Supplemental Indenture, dated as of August 15, 2023, by and among Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, and the collateral agent named therein, relating to the 10.00% Senior Secured Notes due 2025
4.3	Ninth Supplemental Indenture, dated as of August 15, 2023, by and among Tellurian Inc., as issuer, and Wilmington Trust, National Association, as trustee, and the collateral agent named therein, relating to the 6.00% Senior Secured Convertible Notes due 2025
4.4	Form of 10.00% Senior Secured Note due 2025 (included as Exhibit A to Exhibit 4.2)
4.5	Form of 6.00% Senior Secured Convertible Note due 2025 (included as Exhibit A to Exhibit 4.3)
5.1	Opinion of Davis Graham & Stubbs LLP
104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

Date: August 16, 2023	By:	/s/ Simon G. Oxley
	Name:	Simon G. Oxley
	Title:	Executive Vice President and Chief Financial Officer